SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2006
 ______________________________________________________________________________________________________________________

CAPITOL FEDERAL FINANCIAL
 ______________________________________________________________________________________________________________________
(Exact name of Registrant as specified in its Charter)

   United States                     000-25391                     48-1212142
   ______________________________________________________________________________________________________________________
      (State or other jurisdiction of incorporation)               (Commission File Number)                     (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
   _______________________________________________________________________________________________________________________
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
_______________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant's press release dated May 5, 2006, announcing financial results for the fiscal quarter ended March 31, 2006 is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99 - Press release dated May 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: May 5, 2006                              By:  /s/ John B. Dicus
____________________________

John B. Dicus, President and Chief
Executive Officer

Date: May 5, 2006                              By: /s/ Kent G. Townsend
_____________________________
Kent G. Townsend, Executive Vice-President
and Chief Financial Officer